Supplement to the
Fidelity® Variable Insurance Products
Initial Class
April 24, 2001
Prospectus

The following information replaces the biographical information for James Catudal found in the "Fund Management" section on page 13.

Jeffrey Feingold is manager of VIP Financial Services, which he has managed since October 2001. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

VIPFCI-01-02 October 14, 2001
1.765122.101